UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HarborOne Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. HarborOne Bancorp, Inc. c/o Continental Proxy Services 1 State Street, New York NY 10004 HarborOne Bancorp, Inc. 770 Oak Street, Brockton, MA 02301 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on August 9, 2017 Dear Shareholder, The 2017 Annual Meeting of Shareholders of HarborOne Bancorp, Inc. will be held at Goodwin Proctor LLP, 100 Northern avenue, Boston, MA 02210, on Wednesday, August 9, 2017, at 5:00 PM (local time). Proposals to be considered at the Annual Meeting: (1) To elect the four Class I director nominees named in the proxy statement to serve on our Board of Directors for a term of three years and until respective successors are duly elected and qualified; (2) To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and (3) To approve the HarborOne Bancorp, Inc. 2017 Stock Option and Incentive Plan. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2 and 3. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Directions to the HarborOne Bancorp, Inc. Annual Meeting can be found at: http://www.harboronebancorp.com CONTROL NUMBER The Proxy Materials are available for review at: http://www.harboronebancorp.com Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. *Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares.

Harborone Bancorp, Inc. 770 Oak Street Brockton, MA 02301 Important Notice Regarding the Availability of Proxy Materials For the 2017 Annual Meeting of Shareholders to be Held On Wednesday, August 9, 2017 The following Proxy Materials are available to you to review at: http://www.harboronebancorp.com - - - - the Company’s Annual Report on Form 10-K for the year ended December 31, 2016; the Company’s 2017 Proxy Statement; the Proxy Card; and any amendments to the foregoing materials that are required to be furnished to shareholders. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before July 31, 2017 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.